                                                                      EXHIBIT 12

                         CHESAPEAKA ENERGY CORPORATION
                             CALCULATION OF RATIOS



                                                                             Years Ended June 30,
                                                                       1993         1994         1995        1996        1997
                                                                    ---------    ---------    ---------   ---------   ---------
EBITDA
    Income before income taxes and extraordinary item                    (464)       5,155       17,960      36,209    (180,330)
    Gain from sale of Bayard common stock
    Interest                                                            2,282        2,676        6,627      13,679      18,550
    Provision for legal settlements and other                           1,286           --           --          --          --
    Writedown of oil and gas property                                                                                   236,000
    DD&A                                                                4,741       10,012       27,175      54,056     107,046
                                                                    ---------    ---------    ---------   ---------   ---------
    EBITDA                                                              7,845       17,843       51,762     103,944     181,266

RATIO OF EARNINGS TO FIXED CHARGES
    Income before income taxes and extraordinary item                    (464)       5,155       17,960      36,209    (180,330)
    Interest                                                            2,282        2,676        6,627      13,679      18,550
    Bond discount amortization (a)                                         --           --           --          --          --
    Loan cost amortization                                                127          557          548       1,288       1,455
                                                                    ---------    ---------    ---------   ---------   ---------
    Earnings                                                            1,945        8,388       25,135      51,176    (160,325)

    Interest expense                                                    2,282        2,676        6,627      13,679      18,550
    Capitalized interest                                                  192          356        1,574       6,428      12,935
    Bond discount amortization (a)                                         --           --           --          --          --
    Loan cost amortization                                                127          557          548       1,288       1,455
                                                                    ---------    ---------    ---------   ---------   ---------
    Fixed Charges                                                       2,601        3,589        8,749      21,395      32,940
    Ratio                                                                 n/a          2.3          2.9         2.4        (4.9)
(A) Bond discount excluded since
    its included in interest expense

    Insufficient coverage                                                 656            0            0           0     193,265

RATIO OF EBITDA TO INT. EXP
    EBITDA                                                              7,845       17,843       51,762     103,944     181,266
    Dividends on preferred stock                                          385
    Interest expense                                                    2,282        2,676        6,627      13,679      18,550
    Ratio                                                                 2.9          6.7          7.8         7.6         9.8


Financial Results - Non Guarantors
    Income from Continuing Ops.                                                                                           2,424
    Interest                                                                                                                 10
    Writedown of oil and gas properties                                                                                      --
    DD&A                                                                                                                     80
                                                                                                                      ---------
    EBITDA                                                                                                                2,514


                                                        Six Months   Six Months    Year     Three Months  Three Months  12 Months
                                                          Ended        Ended       Ended        Ended       Ended        Ended
                                                         Dec. 31,    Dec. 31,     Dec. 31,     Mar. 31,     Mar. 31,     Mar. 31,
                                                          1996          1997        1997         1997        1998         1998
                                                        ---------    ---------    ---------    ---------   ---------    ---------
EBITDA
    Income before income taxes and extraordinary item      39,246      (31,574)    (251,150)      25,360    (256,500)    (533,010)
    Gain from sale of Bayard common stock                              (74,000)     (74,000)          --          --      (74,000)
    Interest                                                6,216       17,448       29,782        3,654      10,688       36,816
    Provision for legal settlements and other                  --           --           --           --          --           --
    Writedown of oil and gas property                                  110,000      346,000           --     250,000      596,000
    DD&A                                                   38,079       62,822      131,789       25,536      32,722      138,975
                                                        ---------    ---------    ---------    ---------   ---------    ---------
    EBITDA                                                 83,541       84,696      182,421       54,550      36,910      164,781

RATIO OF EARNINGS TO FIXED CHARGES
    Income before income taxes and extraordinary item      39,246      (31,574)    (251,150)      25,360    (256,500)    (533,010)
    Interest                                                6,216       17,448       29,782        3,654      10,688       36,816
    Bond discount amortization (a)                             --           --           --           --          --           --
    Loan cost amortization                                    762          794        1,487          300         396        1,583
                                                        ---------    ---------    ---------    ---------   ---------    ---------
    Earnings                                               46,224      (13,332)    (219,881)      29,314    (245,416)    (494,611)

    Interest expense                                        6,216       17,448       29,782        3,654      10,688       36,816
    Capitalized interest                                    7,607        5,087       10,415        2,744       2,252        9,923
    Bond discount amortization (a)                             --           --           --           --          --           --
    Loan cost amortization                                    762          794        1,487          300         396        1,583
                                                        ---------    ---------    ---------    ---------   ---------    ---------
    Fixed Charges                                          14,585       23,329       41,684        6,698      13,336       48,322
    Ratio                                                     3.2         (0.6)        (5.3)         4.4       (18.4)       (10.2)
(A) Bond discount excluded since its
    included in interest expense

    Insufficient coverage                                       0       36,661      261,565            0     258,752      542,933

RATIO OF EBITDA TO INT. EXP
    EBITDA                                                 83,541       84,696      182,421       54,550      36,910      164,781
    Dividends on preferred stock                               --           --           --           --          --           --
    Interest expense                                        6,216       17,448       29,782        3,654      10,688       36,816
    Ratio                                                    13.4          4.9          6.1         14.9         3.5          4.5



Financial Results - Non Guarantors
    Income from Continuing Ops.                             1,229          875        2,070          768         500        1,802
    Interest                                                                33           43           --          --           43
    Writedown of oil and gas properties                                                               --          --           --
    DD&A                                                       40           40           80           20          20           80
                                                        ---------    ---------    ---------    ---------   ---------    ---------
    EBITDA                                                  1,269          948        2,193          786         520        1,925



                                                                             Years Ended June 30,
                                                                       1993         1994         1995        1996        1997
                                                                    ---------    ---------    ---------   ---------   ---------
Pending Acquisitions EBITDA


PRO FORMA FINANCIAL DATA  (Restr. Subs. Only)
        EBITDA                                                                                                          178,752
        Interest expense before                                                                                          18,540
        Interest expense removed
        Preferred Stock Dividend
        Interest expense added
        Total interest expense and preferred stock div

        Ratio


PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES
(RESTR. SUBS. ONLY, w/ pref. Stk dividends))
        Income before income taxes and extraordinary item
        Interest
        Preferred stock dividends
        Bond discount amortization (A)
        Loan cost amortization
        Earnings

        Interest expense
        Capitalized interest
        Preferred stock dividends
        Bond discount amortization (A)
        Loan cost amortization
        Fixed Charges
        Ratio
(A) Bond discount excluded since its
    included in interest expense

Insufficient Coverage

PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES
(RESTR. SUBS. ONLY, w/o pref. Stk dividends))
        Income before income taxes and extraordinary item
        Interest
        Bond discount amortization (A)
        Loan cost amortization
        Earnings

        Interest expense
        Capitalized interest
        Bond discount amortization (A)
        Loan cost amortization
        Fixed Charges
        Ratio
(A) Bond discount excluded since its
    included in interest expense

Insufficient Coverage


                                                        Six Months   Six Months    Year     Three Months  Three Months  12 Months
                                                          Ended        Ended       Ended        Ended       Ended        Ended
                                                         Dec. 31,    Dec. 31,     Dec. 31,     Mar. 31,     Mar. 31,     Mar. 31,
                                                          1996          1997        1997         1997        1998         1998
                                                        ---------    ---------    ---------    ---------   ---------    ---------
Pending Acquisitions EBITDA                                                           97,482                              87,204


PRO FORMA FINANCIAL DATA  (Restr. Subs. Only)
        EBITDA                                                82,272      83,748     277,710      53,762      36,390     250,060
        Interest expense before                                6,216      17,415      29,739       3,654      10,688      36,773
        Interest expense removed                              (4,725)     (4,725)     (9,450)     (2,363)     (2,363)     (9,450)
        Preferred Stock Dividend                               8,050       8,050      16,100       4,025       4,025      16,100
        Interest expense added                                24,063      24,063      48,125      12,031      12,031      48,125
        Total interest expense and preferred stock div        33,604      44,803      84,514      17,348      24,382      91,548

        Ratio                                                    2.4         1.9         3.3         3.1         1.5         2.7


PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES
(RESTR. SUBS. ONLY, w/ pref. Stk dividends))
        Income before income taxes and extraordinary item                                                               (589,587)
        Interest                                                                                                          75,448
        Preferred stock dividends                                                                                         16,100
        Bond discount amortization (A)                                                                                        --
        Loan cost amortization                                                                                             1,583
                                                                                                                        --------
        Earnings                                                                                                        (496,456)

        Interest expense                                                                                                  75,448
        Capitalized interest                                                                                               9,923
        Preferred stock dividends                                                                                         16,100
        Bond discount amortization (A)                                                                                        --
        Loan cost amortization                                                                                             1,583
                                                                                                                        --------
        Fixed Charges                                                                                                    103,054
        Ratio                                                                                                               (4.8)
(A) Bond discount excluded since its
    included in interest expense

Insufficient Coverage                                                                                                    599,510

PRO FORMA RATIO OF EARNINGS TO FIXED CHARGES
(RESTR. SUBS. ONLY, w/o pref. Stk dividends))
        Income before income taxes and extraordinary item                                                               (589,587)
        Interest                                                                                                          75,448
        Bond discount amortization (A)                                                                                        --
        Loan cost amortization                                                                                             1,583
                                                                                                                        --------
        Earnings                                                                                                        (512,556)

        Interest expense                                                                                                  75,448

                                                                             Years Ended June 30,
                                                                       1993         1994         1995        1996        1997
                                                                    ---------    ---------    ---------   ---------   ---------
        Capitalized interest                                                                                  6,428          --
        Bond discount amortization (A)                                                                           --          --
        Loan cost amortization                                                                                1,958          --
                                                                                                            -------      ------
        Fixed Charges                                                                                         8,386
        Ratio                                                                                                   4.6
(A) Bond discount excluded since its
    included in interest expense

Insufficient Coverage                                                                                            --



                                                        Six Months   Six Months    Year     Three Months  Three Months  12 Months
                                                          Ended        Ended       Ended        Ended       Ended        Ended
                                                         Dec. 31,    Dec. 31,     Dec. 31,     Mar. 31,     Mar. 31,     Mar. 31,
                                                          1996          1997        1997         1997        1998         1998
                                                        ---------    ---------    ---------    ---------   ---------    ---------
        Capitalized interest                                7,607        5,067       10,415       2,744       2,252       9,923
        Bond discount amortization (A)                         --           --           --          --          --          --
        Loan cost amortization                              1,078          794        1,487         300         396       1,583
                                                           ------       ------       ------      ------      ------      ------
        Fixed Charges                                      34,239       42,634       80,316      16,367      23,005      86,954
        Ratio                                                 1.1         (0.5)        (3.0)        1.5       (10.9)       (5.9)
(A) Bond discount excluded since its
    included in interest expense

Insufficient Coverage                                          --       64,997      318,410          --     272,966     599,510



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